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                                                                   EXHIBIT 10.52

                                             CONSENT AND TERMINATION AGREEMENT
                                    dated as of November 7, 2001 (the
                                    "AGREEMENT"), by and among DONJOY, L.L.C., a Delaware limited liability company (the "COMPANY") and the members (and collectively, the "MEMBERS") of the Company.

                                   RECITALS

            WHEREAS, the Company and each of the Members are parties to a Members' Agreement, dated as of June 30, 1999 (the "MEMBERS' AGREEMENT");

            WHEREAS, dj Orthopedics, Inc., a Delaware corporation (the "Parent") has filed a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, relating to the initial public offering of shares of its common stock, $.01 par value per share (the "PARENT COMMON STOCK")(such offering, the "IPO");

            WHEREAS, in order to facilitate the IPO, the Parent, DJ Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Parent (the "MERGER SUBSIDIARY"), and the Company have entered into an Agreement and Plan of Merger, dated as of October 26, 2001 (the "FIRST MERGER AGREEMENT"), pursuant to which, immediately prior to the consummation of the IPO, the Merger Subsidiary will be merged with and into the Company, with the Company being the surviving entity (the "FIRST MERGER");

            WHEREAS, in order to facilitate the IPO, the Parent and the Company have entered into an Agreement and Plan of Merger, dated as of November 7, 2001 (the "SECOND MERGER AGREEMENT", and together with the First Merger Agreements, the "MERGER AGREEMENTS"), pursuant to which, immediately after the consummation of the First Merger, but immediately prior to the consummation of the IPO, the Company will be merged with and into the Parent, with the Parent being the surviving entity (the "SECOND MERGER", and together with the First Merger, the "MERGERS");

            WHEREAS, pursuant to the First Merger Agreement, the Members will receive shares of Parent Common Stock and the other consideration specified in the First Merger Agreement in exchange for the common units and preferred units of the Company held by the Members; and

            WHEREAS, in connection with the transactions contemplated by the First Merger Agreement and the IPO, the Company and the Members mutually and amicably wish to terminate the provisions of the Members' Agreement on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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      1. CONSENT TO THE MERGERS AND APPROVAL OF THE MERGER AGREEMENTS. Each of
the Members hereby consents to the Mergers and hereby approves the form, terms and provisions of the Merger Agreements substantially in the forms attached hereto as EXHIBIT A.

      2. TERMINATION OF MEMBERS' AGREEMENT. Effective upon the filing of the Certificate of Merger (as defined in the First Merger Agreement) pursuant to, and in accordance with, the terms of the First Merger Agreement, the Members' Agreement is hereby fully and finally terminated, and all rights and obligations of each of the parties thereunder shall terminate forever and be of no further force and effect.

      3. ADOPTION OF REGISTRATION RIGHTS AGREEMENT. The agreement of the Members in SECTION 2 is conditioned upon the adoption by the Parent of the registration rights agreement in substantially the form attached hereto as EXHIBIT B.

      4. ENTIRE AGREEMENT. This Agreement and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement among the Members and the Company with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

      5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      6. BINDING. The terms and provisions of this Agreement shall be binding upon, and will inure to the benefit of, the parties hereto and their respective estates, heirs, personal representatives, successors and assigns.

      7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

                           [SIGNATURE PAGES TO FOLLOW]


                                       2
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            IN WITNESS WHEREOF, the parties hereto have caused this Consent and
Termination Agreement to be executed as of the date first written above.

                                 DONJOY, L.L.C.


                                 By: /s/ Leslie H. Cross
                                    --------------------------------------
                                    Name:  Leslie H. Cross
                                    Title: President & Chief Executive Officer

                                 J.P. MORGAN DJ PARTNERS, LLC

                                 BY:  J.P. MORGAN FAIRFIELD PARTNERS,
                                      LLC, ITS MANAGING MEMBER


                                 By:   /s/ Charles Orsatti
                                      ------------------------------------
                                      Charles Orsatti
                                      Managing Member


                                 J.P. MORGAN PARTNERS (23A SBIC), LLC


                                 BY:  J.P. MORGAN PARTNERS (23A SBIC
                                      MANAGER), INC.,
                                      ITS MANAGING MEMBER

                                 By:   /s/ Mitchell Blutt
                                      ------------------------------------
                                      Name:  Mitchell Blutt
                                      Title: Executive Partner




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            IN WITNESS WHEREOF, the parties hereto have executed this Consent and Termination Agreement as of the date first above written.

                                 DJ INVESTMENT, LLC

                                 BY: FIRST UNION INVESTORS, INC.,
                                     AS MANAGER


                                 By:   /s/ David F. Grams, Jr.
                                      ------------------------------------
                                      David F. Grams, Jr.
                                      Title: Principal


                                 FIRST UNION CAPITAL PARTNERS, LLC


                                 By:   /s/ David F. Grams, Jr.
                                      ------------------------------------
                                      David F. Grams, Jr.
                                      Principal






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            IN WITNESS WHEREOF, the parties hereto have executed this Consent and Termination Agreement as of the date first above written.

                                   DJC, INC.


                                   By:    /s/ Jean-Marc Chapus
                                         ----------------------------------
                                         Name:  Jean-Marc Chapus
                                         Title: President


                                   TCW/CRESCENT MEZZANINE TRUST II

                                   BY: TCW/CRESCENT MEZZANINE II, L.L.C.,
                                         ITS INVESTMENT MANAGER

                                   BY: TCW/CRESCENT MEZZANINE, L.L.C.,
                                         ITS MANAGING OWNER


                                   By:    /s/ Jean-Marc Chapus
                                         ----------------------------------
                                         Name:  Jean-Marc Chapus
                                         Title: Managing Director


                                   TCW LEVERAGED INCOME TRUST II, L.P.

                                   BY: TCW (LINC II), L.P.,
                                         ITS GENERAL PARTNER

                                   BY: TCW ADVISERS (BERMUDA), LTD.,
                                         ITS GENERAL PARTNER

                                   By:    /s/ Mark D. Senkpiel
                                         ----------------------------------
                                         Name:  Mark D. Senkpiel
                                         Title: Managing Director

                                   BY: TCW INVESTMENT MANAGEMENT
                                         CORPORATION, AS INVESTMENT ADVISER



                                   By:    /s/ Jean-Marc Chapus
                                         ----------------------------------
                                         Name:  Jean-Marc Chapus
                                         Title: Managing Director

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            IN WITNESS WHEREOF, the parties hereto have executed this Consent and Termination Agreement as of the date first above written.


                                    CRESCENT MACH I PARTNERS, L.P.

                                    BY: TCW ASSET MANAGEMENT
                                    CORPORATION, ITS INVESTMENT ADVISOR


                                   By:    /s/ Jean-Marc Chapus
                                         ----------------------------------
                                         Name:  Jean-Marc Chapus
                                         Title: Managing Director


                                   By:    /s/ Mark D. Senkpiel
                                         ----------------------------------
                                         Name:  Mark D. Senkpiel
                                         Title: Managing Director



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            IN WITNESS WHEREOF, the parties hereto have executed this Consent and Termination Agreement as of the date first above written.


                                    LESLIE H. CROSS & DEBORAH L. CROSS
                                    FAMILY TRUST


                                   By:  /s/ Leslie H. Cross
                                       ----------------------------------
                                       Name:  Leslie H. Cross
                                       Title: Co-Trustee


                                     /s/ Cyril Talbot III
                                    -------------------------------------
                                    Cyril Talbot III


                                     /s/ Michael R. McBrayer
                                    -------------------------------------
                                    Michael R. McBrayer